SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 1, 2016

AIR INDUSTRIES GROUP
___________________

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

360 Motor Parkway, Suite 100, Hauppauge, New York 11788
Address of principal executive offices

Registrant's telephone number: (631) 881-4920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael E. Recca has agreed to serve as Chief Financial Officer of Air Industries Group (the “Company”) effective October 1, 2016.

Mr. Recca, age 66, has been engaged by the Company since September 2008 in a variety of positions related to the Company’s capital finance and acquisition programs.  Most recently he served as Chief of Corporate Development & Capital Markets, a position in which he directed the Company’s acquisition program and coordinated with the Company’s lenders.  Mr. Recca received a Bachelor of Arts degree from the SUNY Stony Brook and an MBA from Columbia University.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2016

AIR INDUSTRIES GROUP

By:	/s/ Daniel R. Godin
Daniel R. Godin
President and Chief Executive Officer